UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 16, 2006
                        (Date of Earliest Event Reported)


                        GLOBAL CASH ACCESS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       001-32622               20-0723270
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


              3525 East Post Road, Suite 120
                    Las Vegas, Nevada                              89120
          (Address of Principal Executive Offices)               (Zip Code)


                                 (800) 833-7110
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

     On March 16, 2006, Global Cash Access, Inc. ("GCA"), a wholly-owned subsidiary of Global Cash Access Holdings, Inc. (the "Company"), entered into amendments (collectively, the "Amendments") to the following employment agreements with certain executives officers of GCA and the Company:

     o the Employment Agreement, dated March 22, 2005, with Kirk E. Sanford, president and chief executive officer of GCA and the Company;

     o the Employment Agreement, dated July 12, 2004, with Harry C. Hagerty III, executive vice president and chief financial officer of GCA and the Company; and

     o the Employment Agreement, dated September 12, 2005, with Kathryn S. Lever, executive vice president and general counsel of GCA and the Company.

     The Amendments clarify the scope of medical coverage for which Messrs. Sanford and Hagerty and Ms. Lever are eligible upon termination of employment without Cause or for Good Reason, and provide that any payment due or benefit to be provided under their respective employment agreements may be delayed until such time as the payment or benefit may be provided without incurring taxes or penalties under Section 409A of the Internal Revenue Code.

     The foregoing description does not purport to be complete and is qualified by the full text of the Amendments, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

       (d)    Exhibits

Exhibit No.   Document
-----------   ------------------------------------------------------------------

10.1 Amendment No. 1 to Employment Agreement by and between Global Cash Access, Inc. and Kirk E. Sanford, dated March 16, 2006

10.2 Amendment No. 1 to Employment Agreement by and between Global Cash Access, Inc. and Harry C. Hagerty III, dated March 16, 2006

10.3 Amendment No. 1 to Employment Agreement by and between Global Cash Access, Inc. and Kathryn S. Lever, dated March 16, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GLOBAL CASH ACCESS HOLDINGS, INC.

Date:  March 16, 2006                       By: /s/ Harry C. Hagerty III
                                                -------------------------------
                                                Harry C. Hagerty III
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Document
-----------   ------------------------------------------------------------------

10.1 Amendment No. 1 to Employment Agreement by and between Global Cash Access, Inc. and Kirk E. Sanford, dated March 16, 2006

10.2 Amendment No. 1 to Employment Agreement by and between Global Cash Access, Inc. and Harry C. Hagerty III, dated March 16, 2006

10.3 Amendment No. 1 to Employment Agreement by and between Global Cash Access, Inc. and Kathryn S. Lever, dated March 16, 2006